SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    __________

                                     FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                                August 9, 2002

                                    __________


                             THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)


     1-11605                                              95-4545390
(COMMISSION FILE NUMBER)                               (IRS EMPLOYER
                                                     IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California           91521
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                               (818) 560-1000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not applicable
           (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)


Item 9.      Regulation FD Disclosure.

     On August 9, 2002, the Registrant's Chief Executive Officer and Chief Financial Officer filed sworn statements with the Securities and Exchange Commission with respect to the Registrant's reports filed with the Commission since the filing of its Annual Report on Form 10-K for the year ended September 30, 2001. Copies of the statements are furnished herewith as exhibits 99(a) and 99(b), respectively.

Item 7.       Financial Statements and Exhibits.

(c)   Exhibits

      99(a) Statement Under Oath, dated August 9, 2002, of Michael D. Eisner,
            Chairman of the Board and Chief Executive Officer of the Registrant. 99(b) Statement Under Oath, dated August 9, 2002, of Thomas O. Staggs,
            Senior Executive Vice President and Chief Financial Officer of the Registrant.

                                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE WALT DISNEY COMPANY


                                          By: /s/ David K. Thompson
                                               David K. Thompson
                                               Senior Vice President,
                                               Assistant General Counsel
                                               and Corporate Secretary

Dated:      August 9, 2002

                                                                   EXHIBIT 99(a)

    Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings


I, Michael D. Eisner, Chairman of the Board and Chief Executive Officer of The Walt Disney Company (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2001, filed with the Commission on December 10, 2001;
* all reports of Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
*    any amendments to any of the foregoing.


/s/  Michael D. Eisner
     Michael D. Eisner
     August 9, 2002

Subscribed and sworn to before me this 9 day of August, 2002.
/s/ Diana M. De Leon
Notary Public
My Commission Expires: November 24, 2004

                                                                  EXHIBIT 99(b)



    Statement Under Oath of Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of The Walt Disney Company (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Company, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2001, filed with the Commission on December 10, 2001;
* all reports of Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
*    any amendments to any of the foregoing.


__/s/   Thomas O. Staggs
        Thomas O. Staggs
        August 9, 2002

Subscribed and sworn to before me this 9 day of August, 2002.
/s/ Diana M. De Leon
Notary Public
My Commission Expires: November 24, 2004